================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                August 25, 1999


                                PROLOGIS TRUST
            (Exact name of registrant as specified in its charter)



          Maryland                    01-12846               74-2604728
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)



             14100 East 35/th/ Place                    80011
               Aurora, Colorado                       (Zip Code)
    (Address of principal executive offices)



      Registrant's telephone number, including area code: (303) 375-9292


                                 Not Applicable
         (Former name or former address, if changed since last report)

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This Current Report on Form 8-K is being filed by ProLogis Trust ("ProLogis") to report the disposition of certain real estate assets in the Los Angeles, California market, primarily industrial distribution facilities in addition to four undeveloped land parcels, on August 25, 1999 as detailed below. The assets were sold for approximately $556.0 million to ProLogis California I LLC (the "Joint Venture"), a limited liability company, in which ProLogis and New York State Common Retirement Fund ("NYSCRF") each have a 50% equity interest. The disposition generated cash proceeds of $209.2 million to ProLogis (which represents the cash contribution of NYSCRF of $147.5 million and proceeds from mortgage debt arranged directly by the Joint Venture of $62.0 million) after its equity contribution of $147.5 million. In addition, the Joint Venture, which has a ten-year minimum term, assumed $199.3 million of ProLogis' mortgage debt. The real estate assets are as follows:

                                                        Square Feet
                                                        -----------
  Operating Properties:
     Freeway Distribution Center #1-3                       568,371
     Commerce Distribution Center #1                        101,902
     Ontario Distribution Center #1-5                     1,474,587
     Mid Counties Industrial Center #1-6 and #11            694,146
     Mid Counties Distribution Center #7-8                  718,628
     Foothill Business Center #1-3 and #11-13               578,929
     North County Distribution Center #1-2                1,182,051
     Pacific Business Center #1-5                           519,818
     Santa Ana Distribution Center #1                       100,000
     Industry Distribution Center #1-3                      574,646
     Commerce Industrial Center #1                          373,361
     California Commerce Center #1-4                        655,193
     Inland Empire Distribution Center #1-2 and #4-6      1,364,833
     Chino Industrial Center #1                             170,619
     Cedarpointe Industrial Park #1-6                       393,393
     Corona Distribution Center #1                          201,380
     Riverside Distribution Center #1-2                     113,721
     Rancho Santa Margarita Business Center #1-2             38,067
     Brea Industrial Center #1-3                            196,184
     Cypress Business Center #1-3                           137,232
     Santa Ana Business Center #1-2                          56,800
     Huntington Beach Distribution Center #1                165,000
     Dominguez North Industrial Center #1-11              1,069,616
     Valencia Distribution Center #1                        107,520
                                                         ----------
                                                         11,555,997
                                                         ==========

  Land Parcels:
     Mid Counties Distribution Center #3                 12.2 acres
     Mid Counties Distribution Center #10                10.1 acres
     Mira Loma Distribution Center #1                    11.6 acres
     Cedarpoint #1                                       15.6 acres



     ProLogis has included proforma financial statements to reflect the disposition of real estate assets and the acquisition of a 50% interest in the Joint Venture as discussed above. The proforma financial statements also reflect the acquisition of certain industrial distribution facilities during 1998 that were reported previously in ProLogis' Current Report on Form 8-K/A filed on April 22, 1999 and dated as of April 14, 1999 and the merger of Meridian Industrial Trust, Inc. with and into ProLogis, that was completed on March 30, 1999 and reported previously in ProLogis' Current Report on Form 8-K filed on March 30, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:

                None

          (b)  Pro Forma Financial Information:

                Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 (unaudited)

                Pro Forma Condensed Consolidated Statement of Earnings from Operations for the six months ended June 30, 1999 (unaudited)

                Pro Forma Condensed Consolidated Statement of Earnings from Operations for the year ended December 31, 1998 (unaudited)

                Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

          (c)  Exhibits:

                None

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PROLOGIS TRUST



                         By: /s/ Walter C. Rakowich
                            -------------------------------
                                 Walter C. Rakowich
                                Managing Director and
                               Chief Financial Officer
                             (Principal Financial Officer)




Date:  September 9, 1999 By: /s/ Shari J. Jones
                            -------------------------------
                                 Shari J. Jones
                                 Vice President
                             (Principal Accounting Officer)

                                PROLOGIS TRUST
                       PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS

                                  (Unaudited)


     The accompanying pro forma condensed consolidated financial statements for ProLogis Trust ("ProLogis") reflect: (i) the disposition of certain real estate assets, primarily industrial distribution facilities in addition to four undeveloped land parcels, on August 25, 1999 to ProLogis California I LLC (the "Joint Venture"), as detailed in Item 2 of this Current Report on Form 8-K;
(ii) the acquisition by ProLogis of a 50% equity interest in the Joint Venture in which New York State Common Retirement Fund ("NYSCRF") also has a 50% equity interest; (iii) the assumption of mortgage debt of ProLogis by the Joint Venture in connection with the acquisition of the real estate assets; (iv) the acquisition by ProLogis of certain industrial distribution facilities during the period from January 1, 1998 to December 31, 1998, as detailed in the Current Report on Form 8-K/A of ProLogis filed on April 22, 1999 and dated as of April 14, 1999; and (v) the merger of Meridian Industrial Trust, Inc. ("Meridian") with and into ProLogis that was completed on March 30, 1999 (the "Merger").

     ProLogis entered into a joint venture agreement, which has a ten-year minimum term, with NYSCRF to form the Joint Venture on August 25, 1999. The agreement provides for the Joint Venture to acquire certain real estate assets in the Los Angeles, California market from ProLogis and assume $199.3 million of ProLogis' mortgage debt. After receiving cash proceeds, ProLogis has a 50% equity interest in the Joint Venture. For its cash contribution, NYSCRF also has a 50% interest in the Joint Venture. Under the terms of other agreements, ProLogis will receive a fee for managing the real estate assets and for overseeing the administration of the Joint Venture.

     The accompanying pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of ProLogis. The accompanying pro forma condensed consolidated balance sheet has been prepared as if: (i) the disposition of the real estate assets to the Joint Venture; (ii) the related assumption of mortgage debt by the Joint Venture; and (iii) ProLogis' acquisition of a 50% interest in the Joint Venture had all occurred as of June 30, 1999.

     The accompanying pro forma condensed consolidated statements of earnings from operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 have been prepared as if: (i) the acquisition of certain facilities acquired by ProLogis during the period from January 1, 1998 to December 31, 1998 as detailed in the Current Report on Form 8-K/A of ProLogis filed on April 22, 1999 and dated as of April 14, 1999 had all occurred as of January 1, 1998; (ii) the assumption of certain mortgage debt associated with the facilities noted in (i) above had occurred as of January 1, 1998; (iii) the issuance of senior unsecured notes subsequent to December 31, 1997, necessary to fund the pro forma acquisitions noted in (i) above, had occurred as of January 1, 1998; (iv) the Merger had occurred as of January 1, 1998; (v) the completion of a secured financing transaction which was funded at various dates during the period from January 1, 1999 to June 30, 1999 as if it had occurred as of January 1, 1998 (such debt was assumed by the Joint Venture); and (vi) the disposition of real estate assets to the Joint Venture, the related assumption of mortgage debt by the Joint Venture and ProLogis' acquisition of a 50% interest in the Joint Venture had all occurred as of January 1, 1998.

     The pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the formation of the Joint Venture and related disposition of real estate assets, the Merger and the other transactions noted above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of ProLogis as set forth in its 1998 Annual Report on Form 10-K, the historical financial statements of Meridian as set forth in the Current Report on Form 8-K filed by ProLogis on April 13, 1999, the proforma financial statements of Meridian included in the Current Report on Form 8-K also filed by ProLogis on April 13, 1999, the proforma financial statements of ProLogis included in the Current Report on Form 8-K/A filed on April 22, 1999 and dated as of April 14, 1999 and ProLogis' Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

     In management's opinion, all material adjustments necessary to reflect the effects of the formation of the Joint Venture and related disposition of real estate assets, the Merger and other transactions noted above have been made to the pro forma condensed consolidated financial statements.

                                PROLOGIS TRUST
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 June 30, 1999
                                (In thousands)
                                  (Unaudited)

                                                               ProLogis               Pro Forma            ProLogis
            ASSETS                                            Historical           Adjustments (a)         Pro Forma
            ------                                            ----------           ---------------         ----------
Real estate                                                   $5,476,988           $(507,862)(a)(1)        $4,969,126
  Less accumulated depreciation                                  315,598              11,386 (a)(1)           304,212
                                                              ----------           ---------               ----------
     Net real estate investment                                5,161,390            (496,476)               4,664,914
Investments in and advances to unconsolidated
  subsidiaries                                                   780,165                  --                  780,165
Investment in Joint Venture                                           --             121,280 (a)(2)           121,280
Cash and cash equivalents                                         60,432                  --                   60,432
Accounts and notes receivable and other assets                   219,755              (6,902)(a)(1)           211,863
                                                                                        (990)(a)(3)
                                                              ----------           ---------               ----------
          Total assets                                        $6,221,742           $(383,088)              $5,838,654
                                                              ==========           =========               ==========

                  LIABILITIES AND SHAREHOLDERS' EQUITY
                  ------------------------------------

Liabilities:
  Lines of credit                                             $  266,600           $(206,311)(a)(4)        $   60,289
  Mortgage notes, assessment bonds and securitized debt          928,817            (199,250)(a)(3)           727,725
                                                                                      (1,842)(a)(2)
  Senior unsecured notes                                       1,729,449                  --                1,729,449
  Other unsecured debt                                            31,800                  --                   31,800
  Accounts payable, accrued expenses and other liabilities       193,868              (2,738)(a)(1)           191,130
                                                              ----------           ---------               ----------
          Total liabilities                                    3,150,534            (410,141)               2,740,393

Minority interest                                                 64,429                  --                   64,429

Shareholders' equity:
  Series A Preferred Shares                                      135,000                  --                  135,000
  Series B Convertible Preferred Shares                          178,892                  --                  178,892
  Series C Preferred Shares                                      100,000                  --                  100,000
  Series D Preferred Shares                                      250,000                  --                  250,000
  Series E Preferred Shares                                       50,000                  --                   50,000
  Common Shares of beneficial interest (161,404,501
     shares historical and proforma)                               1,614                  --                    1,614
  Additional paid-in capital                                   2,652,354                  --                2,652,354
  Employee share purchase notes                                  (23,279)                 --                  (23,279)
  Accumulated other comprehensive income                           1,556                  --                    1,556
  Distributions in excess of net earnings                       (339,358)             27,053 (a)(1)          (312,305)
                                                              ----------           ---------               ----------
          Total shareholders' equity                           3,006,779              27,053                3,033,832
                                                              ----------           ---------               ----------
          Total liabilities and shareholders' equity          $6,221,742           $(383,088)              $5,838,654
                                                              ==========           =========               ==========


    See accompanying notes to the proforma condensed consolidated financial statements.

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 June 30, 1999
                                  (Unaudited)


(a) Represents the disposition of real estate assets and formation of the Joint Venture, as discussed in Item 2 of this Current Report on Form 8-K, as follows (in thousands):

     (1) Sales proceeds from disposition of real estate assets
              (based on asset values at June 30, 1999)                                               $ 554,964
         ProLogis' basis in real estate assets as of June 30, 1999:
              Real estate                                                      (507,862)
              Accumulated depreciation                                           11,386
              Other assets                                                       (6,902)
              Other liabilities                                                   2,738               (500,640)
                                                                               --------
         Closing costs                                                                                    (218)
                                                                                                     ---------
         Total gain on disposition                                                                      54,106
         Less:  gain not recognized (50%)                                                              (27,053)
                                                                                                     ---------
         Gain recognized                                                                             $  27,053
                                                                                                     =========
     (2) ProLogis' investment in the Joint Venture is calculated as:
           Fair value of real estate assets                                                          $ 554,964
           Principal amount of debt assumed, net of loan costs                                        (198,260)
           Cash proceeds received                                                                     (209,289)
                                                                                                     ---------
              Capital balance in the Joint Venture                                                     147,415
                                                                                                             b
           Additional basis adjustments:
              Fees incurred                                                                              2,760
              Premium associated with debt assumed                                                      (1,842)
              Step-up in basis not recognized by ProLogis                                              (27,053)
                                                                                                     ---------
                                                                                                     $ 121,280
                                                                                                     =========

     (3) Debt assumed by the Joint Venture:
           Principal amount                                                                          $ 199,250
           Less:  Loan costs capitalized by ProLogis                                                      (990)
                                                                                                     ---------
                                                                                                     $ 198,260
                                                                                                     =========
     (4) Repayment of borrowings on ProLogis' line of credit:
           Cash proceeds from Joint Venture                                                          $ 209,289
           Closing costs paid in cash                                                                     (218)
           Other transaction fees paid in cash                                                          (2,760)
                                                                                                     ---------
                                                                                                     $ 206,311
                                                                                                     =========

         ProLogis has recognized a gain on the disposition of the real estate assets to the extent of third party investment (NYSCRF) in the Joint Venture (50%).

                                PROLOGIS TRUST
    PRO FORMA CONDENSED CONSOLDIATED STATEMENT OF EARNINGS FROM OPERATIONS
                        Six Months Ended June 30, 1999
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                                      ProLogis
                                      ProLogis      Pro Forma Merger Adjustments    Post-Merger   Joint Venture       ProLogis
                                                  --------------------------------
                                     Historical    Meridian (c)      ProLogis (d)    Pro Forma     Transaction        Pro Forma
                                     ----------   --------------    --------------  ------------  -------------       ----------
Income:
  Rental income                        $228,412      $ 29,481        $       --        $257,893       $(27,064) (k)    $ 230,829
  Other real estate income               20,221            --                --          20,221             --            20,221
  Income (loss) from unconsolidated
   subsidiaries                         (11,137)          475                --         (10,662)            --           (10,662)
  Income from Joint Venture                  --            --                --              --          2,752  (l)        2,752
  Interest and other income               1,879           581                --           2,460             --             2,460
                                       --------      --------        ----------        --------       --------         ---------
          Total income                  239,375        30,537                --         269,912        (24,312)          245,600
                                       --------      --------        ----------        --------       --------         ---------

Expenses:
  Rental expenses, net of recoveries     16,165         3,042                --  (e)     19,207         (4,977) (k)       14,230
  General and administrative             17,811         3,283                --  (f)     21,094            (38) (m)       21,056
  Depreciation and amortization          66,992         7,432             1,934  (g)     76,358         (7,310) (k)       69,048
  Interest                               76,269         9,280               898  (h)     86,447        (12,929) (n)       73,518
  Interest rate hedge expense               945            --                --             945             --               945
  Other                                   3,709        27,882           (27,882) (i)      3,709             --             3,709
                                       --------      --------        ----------        --------       --------         ---------
          Total expenses                181,891        50,919           (25,050)        207,760        (25,254)          182,506
                                       --------      --------        ----------        --------       --------         ---------

  Earnings (loss) from operations befor
   minority interest, excluding
   gains on dispositions                 57,484       (20,382)           25,050          62,152            942            63,094
  Minority interest share
   in earnings from operations            2,603           176                --           2,779             --             2,779
                                       --------      --------        ----------        --------       --------         ---------
  Earnings (loss) from operations,
   excluding gains on dispositions       54,881       (20,558)           25,050          59,373            942            60,315
  Less preferred share dividends         27,938         1,094                --  (j)     29,032             --            29,032
                                       --------      --------        ----------        --------       --------         ---------
  Net earnings from operations
   attributable to Common Shares:      $ 26,943      $(21,652)       $   25,050        $ 30,341       $    942         $ 31,283
                                       ========      ========        ==========        ========       ========         ========
  Weighted average Common
   Shares outstanding - basic           142,974 (b)     33,146  (b)                     161,528 (b)                     161,528 (b)
                                       ========      =========                         ========                        ========
  Weighted average Common
   Shares outstanding - diluted         143,110 (b)     33,146  (b)                     161,723 (b)                     161,723 (b)
                                       ========      =========                         ========                        ========
  Per share net earnings from operation
   attributable to Common Shares
     Basic                             $   0.19 (b)  $   (0.65) (b)                    $   0.19 (b)                    $   0.19 (b)
                                       ========      =========                         ========                        ========
     Diluted                           $   0.19 (b)  $   (0.65) (b)                    $   0.19 (b)                    $   0.19 (b)
                                       ========      =========                         ========                        ========

    See accompanying notes to the proforma condensed consolidated financial statements.

                                PROLOGIS TRUST
    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS FROM OPERATIONS
                         Year ended December 31, 1998
                     (In thousands, except per share data)
                                  (Unaudited)

                                                            Acquisitions                 ProLogis
                                                      --------------------------
                                        ProLogis                       Pro Forma        Pre-Merger    Pro Forma Merger Adjustments
                                                                                                      ----------------------------
                                       Historical     Historical     Adjustments        Pro Forma     Meridian (u)    ProLogis (d)
                                       ----------     ----------     -----------       ----------     ------------    ------------
Income:
  Rental income                        $345,046       $    9,458 (p)  $     --          $354,504        $123,274       $     --
  Other real estate income               17,250               --            --            17,250           2,236             --
  Income from unconsolidated
   subsidiaries                           2,755               --            --             2,755           3,336             --
  Income from Joint Venture                  --               --            --                --              --             --
  Interest and other income               2,752               --            --             2,752           2,935             --
                                       --------       ----------      --------          --------        --------       --------
          Total income                  367,803            9,458            --           377,261         131,781             --
                                       --------       ----------      --------          --------        --------       --------

Expenses:
  Rental expenses, net of recoveries     27,120              446 (p)       188 (q)        27,754          25,366             --  (e)
  General and administrative             22,957               --            --            22,957           8,333             --  (f)
  Depreciation and amortization         100,590               --         2,803 (r)       103,393          25,293          7,734  (g)
  Interest                               77,650               --         7,058 (s)(t)     84,708          25,028          4,315  (h)
  Interest rate hedge expense            26,050               --            --            26,050          12,633             --
  Other                                   7,983               --            --             7,983             825           (825) (i)
                                       --------       ----------      --------          --------        --------       --------
          Total expenses                262,350              446        10,049           272,845          97,478         11,224
                                       --------       ----------      --------          --------        --------       --------

  Earnings (loss) from operations
   before minority interest,
      excluding gains on dispositions   105,453            9,012       (10,049)          104,416          34,303        (11,224)
  Minority interest share in earnings
     from operations                      4,681               --            --             4,681           1,047             --
                                       --------       ----------      --------          --------        --------       --------
  Earnings (loss) from operations,
   excluding gains on dispositions      100,772            9,012       (10,049)           99,735          33,256        (11,224)
  Less preferred share dividends         49,098               --            --            49,098           6,517         (2,142) (j)
                                       --------       ----------      --------          --------        --------       --------
  Net earnings from operations
   attributable to Common Shares       $ 51,674       $    9,012      $(10,049)         $ 50,637        $ 26,739       $ (9,082)
                                       ========       ==========      ========          ========        ========       ========

  Weighted average Common Shares
   outstanding
     - basic                            121,721 (o)                                      121,721 (o)      31,697 (o)
                                       ========                                         ========        ========
  Weighted average Common Shares
   outstanding
     - diluted                          122,028 (o)                                      122,028 (o)      32,148 (o)
                                       ========                                         ========        ========
  Per share net earnings from
   operations attributable to
      Common Shares
       Basic                           $   0.42 (o)                                     $   0.42 (o)    $   0.84 (o)
                                       ========                                         ========        ========
       Diluted                         $   0.42 (o)                                     $   0.41 (o)    $   0.83 (o)
                                       ========                                         ========        ========

                                         ProLogis
                                        Post-Merger    Joint Venture      ProLogis
                                         Pro Forma      Transaction       Pro Forma
                                        -----------    -------------      ---------
Income:
  Rental income                           $477,778       $ (47,629) (k)    $430,149
  Other real estate income                  19,486              --           19,486
  Income from unconsolidated
   subsidiaries and JV                       6,091              --            6,091
  Income from Joint Venture                     --           3,258  (l)       3,258
  Interest and other income                  5,687              --            5,687
                                          --------       ---------         --------
          Total income                     509,042         (44,371)         464,671
                                          --------       ---------         --------

Expenses:
  Rental expenses, net of recoveries        53,120          (7,948) (k)      45,172
  General and administrative                31,290             (75) (m)      31,215
  Depreciation and amortization            136,420         (10,935) (k)     125,485
  Interest                                 114,051         (26,581) (n)      87,470
  Interest rate hedge expense               38,683              --           38,683
  Other                                      7,983              --            7,983
                                          --------       ---------         --------
          Total expenses                   381,547         (45,539)         336,008
                                          --------       ---------         --------

  Earnings (loss) from operations
   before minority interest,
      excluding gains on dispositions      127,495           1,168          128,663
  Minority interest share in earnings
     from operations                         5,728              --            5,728
                                          --------       ---------         --------
  Earnings (loss) from operations,
   excluding gains on dispositions         121,767           1,168          122,935
  Less preferred share dividends            53,473              --           53,473
                                          --------       ---------         --------
  Net earnings from operations
   attributable to Common Shares          $ 68,294       $   1,168         $ 69,462
                                          ========       =========         ========

  Weighted average Common Shares
   outstanding
     - basic                               159,890 (o)                      158,890(o)
                                          ========                         ========
  Weighted average Common Shares
   outstanding
     - diluted                             159,363 (o)                      159,363(o)
                                          ========                         ========
  Per share net earnings from
   operations attributable to
      Common Shares
       Basic                              $   0.43 (o)                     $   0.44(o)
                                          ========                         ========
       Diluted                            $   0.43 (o)                     $   0.44(o)
                                          ========                         ========

    See accompanying notes to the proforma condensed consolidated financial statements.

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                           EARNINGS FROM OPERATIONS

                      Six Months Ended June 30, 1999 and
                         Year Ended December 31, 1998
                                  (Unaudited)


(b) A reconciliation of the denominator used to calculate basic net earnings per Common Share to the denominator used to calculate diluted net earnings per Common Share for the six months ended June 30, 1999 is as follows (in thousands, except per Common Share amounts):

                                                               Pre Merger          ProLogis
                                                         -----------------------
                                                          ProLogis    Meridian    Post Merger  ProLogis
                                                         Historical   Pro Forma    Pro Forma   Pro Forma
                                                         ----------  -----------  -----------  ---------
     Net earnings (loss) from operations attributable
       to Common Shares................................    $ 26,943    $(21,652)     $ 30,341   $ 31,283

     Weighted average Common Shares
       outstanding - basic.............................     142,974      33,146       161,528    161,528

     Incremental options and warrants..................         136          --           195        195
                                                           --------    --------      --------   --------
     Weighted average Common Shares outstanding -
       diluted (1).....................................     143,110      33,146       161,723   $161,723
                                                           ========    ========      ========   ========

     Per share net earnings from operations
       attributable to Common Shares:
          Basic........................................    $   0.19    $  (0.65)     $   0.19   $   0.19
                                                           ========    ========      ========   ========
          Diluted (1)..................................    $   0.19    $  (0.65)     $   0.19   $   0.19
                                                           ========    ========      ========   ========

____________________
   (1) There were 9,336,000 weighted average Series B Preferred Shares and 5,245,000 limited partnership units outstanding on an as-converted basis that were not assumed to be converted into Common Shares for purposes of calculating diluted earnings per Common Share as the effect was antidilutive.

(c) Represents the results of operations of Meridian for the period January 1, 1999 through March 30, 1999. This financial information is based upon Meridian's unaudited financial statements.

(d) On March 30, 1999, Meridian was merged with and into ProLogis. The Merger was accounted for using the purchase method of accounting. The accompanying pro forma condensed consolidated statements of earnings from operations for the six months ended June 30, 1999 and for the year ended December 31, 1998 do not give effect to the fully stabilized results of operations related to facilities under development of both ProLogis and Meridian during those periods. Management believes that there will be sufficient depth of management and personnel such that additional facilities can be developed and managed without a significant increase in personnel or other costs. As a result, management believes that the accretion in net earnings from operations from the Merger reflected in the pro forma condensed consolidated statements of earnings from operations is not indicative of the full accretion that is expected to occur on a post-Merger basis.

(e) During the year ended December 31, 1998 and the period January 1, 1999 through March 30, 1999, Meridian utilized the services of third-party management companies to perform property management functions for substantially all of its operating facilities. Meridian paid these management companies a fee based upon the revenues generated by the facility. ProLogis utilizes third-party management companies on a very limited basis. Substantially all of the property management functions related to ProLogis' operating facilities are performed by employees of ProLogis. ProLogis expects that after consummation of the Merger, the property

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                           EARNINGS FROM OPERATIONS


     management functions related to the Meridian operating facilities acquired will be performed by ProLogis employees and that the existing Meridian third-party management contracts will be terminated. Management of ProLogis expects that additional employees (including property accounting personnel) will be needed as these property management functions are transferred from the third-party management companies. However, it is expected that, because approximately 98% of the Meridian facilities are located in markets where ProLogis currently owns and manages assets, certain expense savings will be achieved. While ProLogis expects to realize lower property management costs related to the Meridian operating facilities than had been incurred by Meridian, no estimate of these expected future cost savings has been included in the pro forma financial statements. Such adjustment is not included because these costs savings are not factually supportable within the SEC regulations governing the preparation of the pro forma financial statements until such time as the third-party agreements are terminated and the property management function is completely transferred to ProLogis.

(f) As a separate corporate entity, Meridian incurred general and administrative costs as follows:

     . Personnel costs and related employee benefits and expenses for the Meridian administrative employees: These employees are not related to the property management function, but rather perform corporate functions specific to the Meridian corporate entity. These functions are considered duplicative with the functions performed currently by ProLogis employees.

     . Directors' fees and costs: The Meridian corporate entity ceases to exist after the Merger, therefore the Board of Directors will no longer be in existence.

     . Professional fees (including auditing, accounting, legal, stock registration and consulting): These costs will not be incurred as the Meridian corporate entity ceases to exist after the Merger. Accordingly, there will be no entity to incur these costs and Meridian will have no publicly traded securities.

     . Office expenses (including rent and utilities): Meridian maintained a corporate office in San Francisco, California. ProLogis has an existing corporate office and does not intend to maintain any additional corporate offices after the Merger.

     Meridian's general and administrative costs are summarized below (in thousands) for the period from January 1, 1999 to March 30, 1999 and for the year ended December 31, 1998. These costs are related to the corporate organization as opposed to costs associated with the operations of Meridian's real estate facilities (which are included in rental expenses and are discussed in note (e)). ProLogis expects that, after the Merger, a significant portion of these expenses will be eliminated.

                                             Period from
                                          January 1, 1999 to       Year Ended
                                            March 30, 1999      December 31, 1998
                                          ------------------    -----------------

          Personnel and related.........         $2,064               $4,575
          Professional fees.............            385                1,099
          Directors' fees and expenses..             71                  289
          Office expenses...............            383                1,256
          Other.........................             18                  205
                                                 ------               ------
               Total....................         $2,921               $7,424
                                                 ======               ======

     While the general and administrative costs noted above will not be incurred by Meridian after the Merger, ProLogis does expect that there will be incremental increases in certain of its corporate general and administrative costs. ProLogis has determined these increases to be related to the following changes in its corporate operations directly as a result of the Merger:

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                           EARNINGS FROM OPERATIONS


  . Legal, auditing and accounting fees will increase because ProLogis has acquired approximately $1.4 billion of additional real estate assets aggregating approximately 33.5 million square feet of industrial distribution facilities.

  . Stock transfer fees, proxy solicitation and shareholder relations costs will increase because ProLogis has issued approximately 37.2 million additional ProLogis Common Shares and 2.0 million Series E preferred shares.

  . ProLogis has added two members to its Board of Trustees resulting in additional fees and expenses.

     The incremental ProLogis costs are computed on a pro rata basis based upon the additional pro forma revenues generated by the Merger (for accounting, auditing and legal fees), additional shares outstanding after the Merger (for stock transfer, proxy and shareholder relations) and the increase in the number of trustees as follows (in thousands):

                                                                Period from
                                                              January 1, 1999      Year Ended
                                                             to March 30, 1999  December 31, 1998
                                                             -----------------  -----------------
     Accounting, auditing and legal........................       $     60          $    250
     Stock transfer, proxy and shareholder relations.......             30               120
     Trustees' fees and expenses...........................             25               100
                                                                  --------          --------
             Total.........................................       $    115          $    470
                                                                  ========          ========

     While ProLogis expects that general and administrative cost savings will result from the Merger, such savings are not yet factually supportable and quantifiable within the SEC regulations governing the preparation of the pro forma financial statements. Consequently, no adjustment has been made.

(g) Represents the net increase in depreciation of real estate as a result of the step-up in basis to record Meridian's real estate at its estimated fair value (in thousands):

                                                                Period from
                                                              January 1, 1999        Year Ended
                                                             to March 30, 1999  December 31, 1998
                                                             -----------------  -----------------
     Step-up in real estate basis..........................       $296,127          $296,127
     Less amount of step-up allocated to:
          Developments in progress and land held for
             development...................................        (21,588)          (21,588)
          Land portion of operating facilities.............        (40,947)          (40,947)
          Participating mortgage...........................         (1,560)           (1,560)
                                                                  --------          --------
     Depreciable portion of step-up in basis...............       $232,032          $232,032
                                                                  ========          ========
     Estimated incremental depreciation expense for the
          respective periods based on an assumed weighted
          average life of 30 years.........................       $  1,934          $  7,734
                                                                  ========          ========

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                           EARNINGS FROM OPERATIONS


(h) Represents the net change in interest expense as a result of the following items (in thousands):

                                                                         Period from
                                                                       January 1, 1999        Year Ended
                                                                      to March 30, 1999   December 31, 1998
                                                                      -----------------   -----------------
     Decrease related to the pay down on Meridian's line
       of credit as a result of the exercise of options
       and warrants (1)............................................       $   (104)           $   (418)
     Decrease based on the pro forma interest rates resulting
       from the adjustments of Meridian's debt to its
       estimated fair value (2)....................................           (231)               (821)
     Decrease in Meridian loan cost amortization related
       to the elimination of Meridian deferred loan costs..........           (397)             (1,572)
     Increase related to additional borrowings on the line
       of credit of $42,722 to fund the transaction and
       registration costs and the assumed cash payments
       to Meridian stockholders of $67,581 (3).....................          1,630               7,126
                                                                          --------            --------
          Total adjustment.........................................       $    898            $  4,315
                                                                          ========            ========

_____________________
     (1) Computed using Meridian's actual weighted average interest rate of 6.54%.
     (2) Based on effective interest rates determined to be available to the combined company (7.31% for secured mortgage notes and 7.18% for senior unsecured notes).
     (3) Computed using ProLogis' actual weighted average interest rate of 5.91% for the period from January 1, 1999 to March 30, 1999 and 6.46% for the year ended December 31, 1998.

(i) Represents the elimination of merger-related costs expensed by Meridian which are not reflective of future operations.

(j) For the year ended December 31, 1998, represents the elimination of dividends on the Meridian Series B preferred stock that is assumed to be converted into shares of Meridian common stock as of January 1, 1998. The historical balance for the six months ended June 30, 1999 does not include any dividends for the Series B preferred stock as the preferred stock was converted to shares of Meridian common stock in January 1999.

(k) Represents the rental income rental expenses and depreciation expense recognized by ProLogis on a pro forma basis for the respective periods for the operating properties that are assumed to be disposed of as of January 1, 1998.

(l) Represents ProLogis' share of the net earnings of the Joint Venture on a pro forma basis for the respective periods calculated as follows (in thousands):

                                            Six Months Ended     Year Ended
                                             June 30, 1999    December 31, 1998
                                             -------------    -----------------
     Rental income........................     $  27,064          $  47,629

     Rental expenses, net of recoveries...         4,977              7,948
     Depreciation (1).....................         7,629             15,257
     Interest (2).........................         9,677             19,355
     Joint Venture management fee (3).....            38                 75
                                               ---------          ---------
                                                  22,321             42,635
                                               ---------          ---------
     Net earnings of Joint Venture........     $   4,743          $   4,994
                                               =========          =========

     ProLogis' share @ 50%................     $   2,371          $   2,497
     Adjustment for basis difference (4)..           381                761
                                               ---------          ---------
     Amount recognized by ProLogis........     $   2,752          $   3,258
                                               =========          =========

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                            EARNINGS FROM OPERATIONS


     _______________
     (1)  Depreciation is calculated as (in thousands):

                                                                 Six Months Ended       Year Ended
                                                                  June 30, 1999    December 31, 1998
                                                                  -------------    -----------------
     Basis in assets.........................................       $ 554,964           $ 554,964
     Less amounts attributable to land and
        development costs....................................         (16,469)            (16,469)
                                                                    ---------           ---------
     Basis in operating properties...........................         538,495             538,495
     Portion attributable to land (15%)......................         (80,774)            (80,774)
                                                                    ---------           ---------
     Depreciable basis.......................................       $ 457,721           $ 457,721
                                                                    =========           =========
     Depreciation for the respective periods
        based on an assumed weighted
        average life of 30 years.............................       $   7,629           $  15,257
                                                                    =========           =========

     (2) Interest is computed on $182.0 million of debt at 7.20%; $17.3 million of debt at 8.67% and $62.0 million of debt at 7.49% plus amortization of associated loan costs. The $62.0 million of debt was arranged directly by the Joint Venture and the proceeds were used to acquire the real estate assets from ProLogis.

     (3) See note (m).
     (4) Represents an add back for depreciation expense recognized by Joint Venture related to the amount of the step-up in basis that was not recognized as a gain by ProLogis. See note (a)(2).

(m) Represents the pro forma administrative management fee earned by ProLogis for the respective periods under the Limited Liability Company Agreement for the Joint Venture ($75,000 annual fee). See note (l).

(n)  Represents the following pro forma adjustments to interest expense:

                                                                 Six Months Ended       Year Ended
                                                                   June 30, 1999    December 31, 1998
                                                                   -------------    -----------------
     Increase in interest expense related to $182.0 million
       secured debt financing which occurred in 1999
       as if it had occurred on January 1, 1998..............       $   2,755            $  13,209
     Decrease in line of credit interest expense related
       to repayment of $182.0 million of borrowings
       from proceeds of secured debt financing in 1999
       as if it had occurred on January 1, 1998..............          (2,210)             (11,757)
     Decrease in interest expense related to the $182.0
       million of secured debt that, on a pro forma
       basis, was assumed by the Joint Venture as of
       January 1, 1998.......................................          (6,620)             (13,209)
     Decrease in interest expense related to the $17.3
       million of secured debt that, on a pro forma
       basis, was assumed by the Joint Venture as of
       January 1, 1998.......................................            (748)              (1,496)
     Decrease in interest expense related to the use of
       the proceeds from the disposition of assets, net
       of costs, of $206.3 million to repay borrowings
       on ProLogis' line of credit as of January 1, 1998.....          (6,106)             (13,328)
                                                                    ---------            ---------
                                                                    $ (12,929)           $ (26,581)
                                                                    =========            =========

     _______________
     (1) Computed using ProLogis' actual weighted average interest rate of 5.92% for the six months ended June 30, 1999 and 6.46% for the year ended December 31, 1998.

                                 PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                           EARNINGS FROM OPERATIONS


(o) A reconciliation of the denominator used to calculate basic net earnings per Common Share to the denominator used to calculate diluted net earnings per Common Share for the periods indicated is as follows (in thousands, except per share amounts):

                                                                                            ProLogis
                                                                           Pre-Merger        Post-       ProLogis
                                                                     ---------------------
                                                          ProLogis   ProLogis    Meridian    Merger      as Adjusted
                                                         Historical  Pro Forma  Pro Forma   Pro Forma     Pro Forma
                                                         ----------  ---------  ----------  ---------     ---------
             Net earnings from operations attributable
                to Common Shares.......................    $ 51,674   $ 50,637     $26,739   $ 68,294     $ 69,462
                                                           ========   ========     =======   ========     ========
            Weighted average Common Shares out-
                standing - basic.......................     121,721    121,721      31,697    158,890      158,890
            Incremental options and warrants...........         307        307         451        473          473
                                                           --------   --------     -------   --------     --------
            Weighted average Common Shares
                outstanding - diluted..................     122,028    122,028      32,148    159,363      159,363  (1)
                                                           ========   ========     =======   ========     ========
            Per share net earnings from operations
                attributable to Common Shares:
                  Basic................................    $   0.42   $   0.42     $  0.84   $   0.43     $   0.44
                                                           ========   ========     =======   ========     ========
                  Diluted..............................    $   0.42   $   0.41     $  0.83   $   0.43     $   0.44  (1)
                                                           ========   ========     =======   ========     ========

     _______________
     (1) For the year ended December 31, 1998, there were 10,055,000 weighted average ProLogis Series B Preferred Shares and 5,070,000 weighted average limited partnership units outstanding on an as-converted basis that were not assumed to be converted into ProLogis Common Shares for purposes of calculating diluted earnings per ProLogis Common Share as the effect was antidilutive.

(p) Represents historical revenues and certain expenses of the facilities acquired by ProLogis during the period from January 1, 1998 to December 31, 1998 as detailed in the Current Report on Form 8-K/A of ProLogis filed on April 22, 1999 and dated as of April 14, 1999. The total historical acquisition adjustment reflects the period from January 1, 1998 to the respective dates of acquisition, (results of operations after the dates of acquisition are included in ProLogis' historical operating results). Historical acquisition revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the facilities such as certain interest expense, interest income, income taxes and depreciation.

(q) Represents the adjustment to historical property management expenses to reflect these expenses at the level they would have been had ProLogis owned the facilities as of January 1, 1998.

(r) Reflects the recognition of depreciation expense associated with the pro forma acquisitions, discussed in note (p), for the periods indicated. This depreciation adjustment is based on ProLogis' purchase cost assuming asset lives of 30 years. Depreciation is computed using a straight-line method.

(s) Reflects the recognition of $775,000 of interest expense on mortgage debt as if the debt had been assumed by ProLogis as of January 1, 1998. The mortgage debt assumed in conjunction with the acquisition of certain of the facilities acquired subsequent to December 31, 1997 discussed in note (p) bears interest at fixed rates ranging from 8.00% to 9.50%.

(t) Represents $6,283,000 of additional interest expense on senior unsecured notes. The adjustment assumes that the issuance of senior unsecured notes necessary to fund the pro forma acquisitions discussed in note (p) occurred as of January 1, 1998. The adjustment is based on a weighted average effective interest rate of 7.03%.

                                PROLOGIS TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                           EARNINGS FROM OPERATIONS


(u) Reference is made to Meridian's Current Report on Form 8-K filed by ProLogis on April 13, 1999 for the source of Meridian's pre-Merger pro forma statements of earnings from operations for the year ended December 31, 1998. Meridian's pre-Merger pro forma statement of earnings from operations gives effect to the acquisitions of real estate assets subsequent to December 31, 1997 as if the acquisitions had occurred as of January 1, 1998. Certain amounts have been reclassified to conform to ProLogis' financial statement presentation.